EQUITY	6 Months Ended
Jun. 30, 2024
EQUITY [Abstract]
EQUITY
23.   EQUITY

Issued share capital

On April 13, 2023, Bitdeer completed the Business Combination described in Note 6(a), upon which the Group’s equity structure changed to that of BTG and the authorized share capital is US$50,000 divided into: (i) 499,600,000,000 Class A ordinary shares with a par value of US$0.0000001 each, (ii) 200,000,000 Class V ordinary shares with a par value of US$0.0000001 each, (iii) 200,000,000 undesignated shares with a par value of US$0.0000001 each. Upon completion of the Business Combination, all issued and outstanding 4,384,796,703 Class A ordinary shares, 453,892,313 Series A preferred shares, 870,232,230 Series B preferred shares and 1,314,267,705 Series B+ preferred shares of Bitdeer were cancelled in exchange for newly issued 60,281,185 Class A ordinary shares of BTG at an exchange ratio of approximately 0.00858. All issued and outstanding 5,631,795,619 Class B ordinary shares and 7,141,236 Series A preferred shares were cancelled in exchange for newly issued 48,399,922 Class V ordinary shares of BTG at an exchange ratio of approximately 0.00858. All issued and outstanding 2,607,498 ordinary shares of BSGA were cancelled in exchange for newly issued 2,607,498 Class A ordinary shares of BTG.

Each share of Class A ordinary shares is granted 1 vote and each share of Class V ordinary shares is granted 10 votes. All classes of ordinary shares are entitled to dividend and rank pari passu except for voting rights.

In June and October 2023, the board of directors of the Group approved the adoption of two share repurchase programs which authorized to repurchase Class A ordinary shares of the Group up to US$1.0 million worth during the period from June 16, 2023 to December 15, 2023 (as amended) and up to US$2.0 million worth during the period from October 18, 2023 to April 17, 2024, respectively. The Group purchased 606,756 Class A ordinary shares for approximately US$2.6 million under the share repurchase programs. During the six months ended June 30, 2024, the Group cancelled 606,756 treasury shares purchased under share repurchase program.

In August 2023, the Group entered into a purchase agreement with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Pursuant to the purchase agreement, the Group has the right to sell to B. Riley Principal Capital II, up to US$150,000,000 of its Class A ordinary shares with a par value US$0.0000001 per share. The purchase agreement has the maturity date of up to 36-month anniversary from the commencement date or on the date which B. Riley Principal Capital II shall have purchased Class A ordinary shares of an aggregate gross purchase price of US$150,000,000 or other termination conditions stated in the purchase agreement. During the six months ended June 30, 2024 and 2023, the Group newly issued 6,922,648 and nil Class A ordinary shares with net proceeds, after transaction costs, of approximately US$51.6 million and nil, respectively.

In March 2024, the Group entered into a sales agreement with B. Riley Securities, Inc., Cantor Fitzgerald & Co., Needham & Company, LLC, StockBlock Securities LLC, Roth Capital Partners, LLC and Rosenblatt Securities Inc. (the “Sales Agents”). Pursuant to the sales agreement, the Group has the right to sell to the Sales Agents, up to US$250,000,000 of its Class A ordinary shares with a par value US$0.0000001 per share. During the six months ended June 30, 2024, the Group newly issued 1,031,072 Class A ordinary shares with net proceeds, after transaction costs, of approximately US$5.6 million.

In April 2024, the Group issued 417,130 Class A ordinary shares to Renol Invest AS and Bryhni.com AS in connection with the Norway Acquisition, as described in Note 6(b). The fair value of the Class A ordinary shares was determined based on the number of shares transferred and the closing price on the acquisition date, amounting to US$2.4 million.

In May 2024, the Group entered into a subscription agreement with Tether International Limited (“Tether”). Pursuant to the agreement, the Group agreed to issue and sell to Tether (i) 18,587,360 Class A ordinary shares with a par value of US$0.0000001 per share and (ii) a warrant to purchase up to 5,000,000 Class A ordinary shares at an exercise price of US$10.00 per share, subject to certain adjustments, for a total consideration of US$100,000,000. The fair value of the warrant at initial recognition was determined using the binomial model with the assistance of an independent valuation specialist and amounted to US$11.1 million recognized as derivative liabilities, refer to Note 19 for more information. The residual net transaction amount of US$87.4 million was recognized as an equity component.

	Class A Ordinary Shares	Amount in USD	Class V Ordinary Shares	Amount in USD
At January 1, 2024, shares issued and outstanding	63,566,376	6	48,399,922	5
Issuance of shares for exercise of share awards	167,535	*	-	-
Issuance of shares for cash	26,541,080	3	-	-
Issuance of shares as consideration for the Norway Acquisition	417,130	*	-	-
At June 30, 2024, shares issued and outstanding	90,692,121	9	48,399,922	5

At January 1, 2023, shares issued and outstanding	60,281,184	6	48,399,922	5
Issuance of shares through Business Combination	2,607,498	*	-	-
At June 30, 2023, shares issued and outstanding	62,888,682	6	48,399,922	5

*Amount less than US$1

Reserves

The Group’s reserves mainly include the following:

(i)
Share premium, which effectively represents the share subscription amount paid over the par value of the shares. The application of the share premium account is governed by Section 34 of the Companies Law, Cap. 22 (Law 3 of 1961, as consolidated and revised) of the Cayman Islands as amended, supplemented or otherwise modified from time to time.

(ii)	All foreign exchange differences arising from the translation of the financial statements of foreign operations.
(iii)	The value of the conversion option of the equity component embedded in the convertible debt.
(iv)	The accumulated share-based payment expenses.
(v)	The value of options granted.

Capital management

The Group’s primary objective in terms of managing capital is to

•
Safeguard the Group’s ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders, mainly by pricing products and services commensurate with the level of risk

•	To support the Group’s stability and growth

•	To provide capital for the purpose of strengthening the Group’s risk management capability

The Group’s business and financial condition are highly correlated with the market price of cryptocurrencies. For the six months ended June 30, 2024 and 2023, the Group’s revenue is substantially generated from cryptocurrency-related operations. The Group has adopted various measures to minimize the risk associated with the fluctuation in the market price of cryptocurrencies, specifically, the Group has implemented an internal strategy requiring prompt conversion of all the cryptocurrencies received from ordinary operations into fiat currencies.

In order to maintain or adjust the capital structure, the Group reviews and manages its capital structure actively and regularly to ensure optimal capital structure and shareholder returns, taking into account the future capital requirements of the Group and capital efficiency, prevailing and projected profitability, projected operating cash flows, projected capital expenditures and projected strategic investment opportunities.

The Group is not subject to externally imposed capital requirements.